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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2003

Lone Star Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12881 (Commission File Number)	75-2085454 (IRS Employer Identification No.)

15660 North Dallas Parkway
Suite 500
Dallas, Texas 75248
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (972) 770-6401

Not applicable
(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits.
99.1	Press Release dated October 6, 2003 (the "Press Release"), announcing estimated financial results for the quarter ended September 30, 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On October 6, 2003 Lone Star Technologies, Inc. ("Lone Star") announced in the Press Release its estimated financial results for the quarter ended September 30, 2003.

        The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.
	By:	/s/ ROBERT F. SPEARS Robert F. Spears, Vice President, General Counsel and Secretary
Date: October 7, 2003

INDEX TO EXHIBITS

Item Number	Exhibit
99.1	Press Release dated October 6, 2003 announcing estimated financial results for the quarter ended September 30, 2003.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
INDEX TO EXHIBITS